Taxes - Components of deferred tax assets and liabilities (Details) - USD ($)	Jun. 30, 2020	Dec. 31, 2019
Deferred tax assets:
Allowance for doubtful accounts and other reserves and impairments	$ 4,612,148	$ 4,426,306
Valuation allowance	(4,612,148)	(4,426,306)
Total	0	0
Deferred tax liability:
Increase in fair value of intangible assets acquired through acquisition	1,920,502	1,949,004
Impairment of intangible assets acquired through acquisition	(161,728)	(164,129)
Total	$ 1,758,774	$ 1,784,875